EXHIBIT A

                   FORM OF Subscription Agreement



Harris & Harris Group, Inc.
111 West 57th Street, Suite 1100
New York, New York 10019


Ladies and Gentlemen:

The undersigned (the "Investor") hereby confirms and agrees with you as follows:

1. The subscription terms set forth herein (this "Subscription") are made as of the date set forth below between Harris & Harris Group, Inc., a corporation organized and existing under the laws of the State of New York (the "Company"), and the Investor.

2. As of the Closing (as defined below) and subject to the terms and conditions hereof, the Company and the Investor agree that the Investor will purchase from the Company, and the Company will issue and sell to the Investor, such number of shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") as is set forth on the signature page hereto (the "Signature Page") for a purchase price of $10.79 per share (the "Shares"). The Investor acknowledges that the offering is not a firm commitment underwriting and that there is no minimum offering amount.

3. The completion of the purchase and sale of the Shares shall occur at a closing (the "Closing") which is expected to occur on or about June 20, 2007. At the Closing, (a) the Company shall cause its transfer agent to release to the Investor the number of Shares being purchased by the Investor and (b) the aggregate purchase price for the Shares being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

The provisions set forth in Exhibit A hereto shall be incorporated herein by reference as if set forth fully herein.

4. The offering and sale of the Shares are being made pursuant to the Registration Statement and the Prospectus (as such terms are defined below). The Investor acknowledges that the Company intends to enter into subscriptions in substantially the same form as this Subscription with certain other investors and intends to offer and sell (the "Offering") up to an aggregate
of     shares of Common Stock pursuant to the Registration Statement and

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Prospectus. The Company may accept or reject this Subscription or any one or more other subscriptions with other investors in its sole discretion.

5. The Company has filed or shall file with the Securities and Exchange Commission (the "Commission") a prospectus (the "Base Prospectus"), a preliminary prospectus supplement (the "Preliminary Prospectus") and a final prospectus supplement (collectively, the "Prospectus") with respect to the registration statement (File No. 333-138996) (the "Registration Statement") reflecting the Offering, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein by the rules and regulations of the Commission (the "Rules and Regulations") in conformity with the Securities Act of 1933, as amended (collectively with the Rules and Regulations, the "Securities Act"), including Rule 497 thereunder. The Investor hereby confirms that it has had full access to the Registration Statement, the Base Prospectus, the Preliminary Prospectus, and the Company's periodic reports and other information incorporated by reference therein, and was able to read, review, download, and print such materials.

6. The Company has entered into a Placement Agency Agreement (the "Placement Agreement"), dated June 15, 2007, with Global Crown Capital, LLC (the "Placement Agent"), which will act as the Company's placement agent with respect to the Offering and receive a fee in connection with the sale of the Shares. The Investor shall be a third party beneficiary to the representations, warranties and covenants as set forth in Sections 2 and 4 of the Placement Agreement. Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to such terms in the Placement Agreement.

7. The obligations of the Company and the Investor to complete the transactions contemplated by this Subscription shall be subject to the following:

	a. The Company's obligation to issue and sell the Shares to the Investor shall be subject to: (i) the acceptance by the Company of this Subscription (as may be indicated by the Company's execution of the Signature Page hereto), (ii) the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page, and (iii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

	b. The Investor's obligation to purchase the Shares will be subject to the condition that the Placement Agent shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to closing in the Placement Agreement have not been satisfied.

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8. The Company hereby makes the following representations, warranties, and covenants to the Investor:

	a. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription and otherwise to carry out its obligations hereunder. The execution and delivery of this Subscription by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of the Company. This Subscription, when accepted by the Company, shall have been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

	b. The Company shall (i) before the opening of trading on the NASDAQ Global Market on the next trading day after the Pricing, file a Form 8-K, disclosing all material aspects of the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission with respect to the transactions contemplated hereby. The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor's name, without the Investor's prior written consent, unless required by law or the rules and regulations of any self-regulatory organization or governmental authority to which the Company or its securities are subject.

9. The Investor hereby makes the following representations, warranties, and covenants to the Company:

	a. The Investor represents that (i) it has had full access to the Registration Statement, the Base Prospectus, the Preliminary Prospectus, and the Company's periodic reports and other information incorporated by reference therein, prior to or in connection with its receipt of this Subscription, (ii) it is knowledgeable, sophisticated, and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Shares, (iii) it does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Shares, and
	(iv) it is not an affiliate of the Company as that term is defined under Rule 501(b) of the Securities Act.

	b. The Investor has the requisite power and authority to enter into this Subscription and to consummate the transactions contemplated hereby. The execution and delivery of this Subscription by the

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	Investor and the consummation by it of the transactions contemplated
	hereunder have been duly authorized by all necessary action on the part of the Investor. This Subscription has been executed by the Investor and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

	c. The Investor understands that nothing in this Subscription or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax, or investment advice. The Investor has consulted such legal, tax, and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

	d. Neither the Investor nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, engaged in any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company's securities) since the earlier to occur of (i) the time that the Investor was first contacted by the Placement Agent or the Company with respect to the transactions contemplated hereby and (ii) the date that is the tenth (10th) trading day prior to the date the Investor executes this Subscription. "Short Sales" include, without limitation, all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, "put equivalent positions" (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. The Investor covenants that neither it, nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Subscription are publicly disclosed.

	e. The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a, and it has no direct or indirect affiliation or association with any, NASD member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the date the Investor executes this Subscription, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities

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	convertible or exercisable for Common Stock) or the voting power
	of the Company on a post-transaction basis. Exceptions:


(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

	f. The Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells, or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

10. Notwithstanding any investigation made by any party to this Subscription, all covenants, agreements, representations, and warranties made by the Company and the Investor herein will survive the execution of this Subscription, the delivery to the Investor of the Shares being purchased, and the payment therefor.

11. This Subscription may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

12. In case any provision contained in this Subscription should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

13. This Subscription will be governed by, and construed in accordance with, the internal laws of the state of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

14. This Subscription may be executed in one or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

15. The Investor acknowledges and agrees that such Investor's receipt of the Company's counterpart to this Subscription shall constitute written confirmation of the Company's sale of Shares to such Investor.

16. In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Subscription shall terminate without any further action on the part of the parties hereto.

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                          INVESTOR SIGNATURE PAGE

Number of Shares:       	______________________________
Purchase Price Per Share:  	______________________________
Aggregate Purchase Price: 	______________________________


Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. Dated as of: June ____, 2007

---------------------------------
INVESTOR

By: 		_________________________________
Print Name:	_________________________________
Title:		_________________________________

Name in which Shares are to be registered: _________________________
Mailing Address: 			   _________________________


Taxpayer Identification Number: 	   _________________________


Agreed and Accepted this ___day of June 2007:

HARRIS & HARRIS GROUP, INC.

By: 	_________________________________
Title: 	_________________________________

The sale of the shares purchased hereunder was made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 promulgated under the Securities Act.

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                                  EXHIBIT A

                          TO BE COMPLETED BY INVESTOR


Delivery by electronic book-entry at The Depository Trust Company ("DTC"), registered in the Investor's name and address as set forth on the Signature Page of the Subscription to which this Exhibit A is attached, and released by American Stock Transfer & Trust Company, the Company's transfer agent (the "Transfer Agent"), to the Investor at the Closing.

Name of DTC Participant (broker-dealer
at which the account or accounts to be
credited with the Shares are maintained) _____________________________

DTC Participant Number 			 _____________________________

Name of Account at DTC Participant
being credited with the Shares		 _____________________________

Account Number at DTC Participant
being credited with the Shares		 _____________________________


NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THE SUBSCRIPTION TO WHICH THIS EXHIBIT A IS ATTACHED BY THE INVESTOR AND THE COMPANY,
THE INVESTOR SHALL:

(I)	DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE
CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN ("DWAC") INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE
AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT :

      Institution:  Citibank N.A.
      260 California Street
      San Francisco, CA 94111

      ABA Routing Number: 3211-7118-4

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      Acct Name: Global Crown Capital, LLC

      Acct No. 202118253


Such funds shall be held in escrow pursuant to an escrow agreement entered into between Citibank, N.A. (the "Escrow Agent") and the Placement Agent (the "Escrow Agreement") until the Closing and delivered by the Escrow Agent on behalf of the Investor to the Company upon the satisfaction, in the sole judgment of the Company, of the conditions set forth in Section 7(b) of the Subscription to which this Exhibit A is attached. The Company and the Investor agree to indemnify and hold the Escrow Agent harmless from and against any and all losses, costs, damages, expenses, and claims (including, without limitation, court costs and reasonable attorneys fees) ("Losses") with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, unless it is finally determined that such Losses resulted directly from the willful misconduct or gross negligence of the Escrow Agent. Anything in this paragraph to the contrary notwithstanding, in no event shall the Escrow Agent be liable for any special, indirect, or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.